Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended December 31, 2023

OMAHA, Neb.--(BUSINESS WIRE)--January 18, 2024--AMCON Distributing Company (“AMCON” or “the Company”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $1.78 on net income available to common shareholders of $1.1 million for its first fiscal quarter ended December 31, 2023.

“We are pleased with our first quarter 2024 results. Our business continues to encounter numerous operating challenges resulting from a labor shortage, supply chain issues, inflation, volatility in energy prices, and the impact of rising interest rates. The customer-centric philosophy AMCON embraces has enabled our management team to work closely with our customers to ensure a timely flow of goods and services,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “We are actively pursuing strategic acquisition opportunities in the Convenience Distributor and Foodservice sectors.”

“We are investing heavily in our foodservice and technology platforms and associated staffing for these strategic focus areas,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer added, “We are also looking to expand our geographic reach to better serve our customers as they grow their store footprints.”

Charles J. Schmaderer, AMCON’s Chief Financial Officer said, “At December 31, 2023, our shareholders’ equity was $106.9 million. Our strong liquidity position provided maximum flexibility to take advantage of attractive short-term merchandising opportunities that materialized during the quarter.” Mr. Schmaderer also added, “Our new 175,000 square foot distribution facility in Springfield, Missouri became partially operational in the first fiscal quarter and we will continue to invest in the facility to support our customers’ growth initiatives.”

AMCON, and its subsidiaries Team Sledd, LLC and Henry’s Foods, Inc., is a leading Convenience Distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and refrigerated foods, automotive supplies and health and beauty care products with distribution centers in Illinois, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Tennessee, and West Virginia. Through its Healthy Edge Retail Group, AMCON operates fifteen (15) health and natural product retail stores in the Midwest and Florida.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Balance Sheets
December 31, 2023 and September 30, 2023

	December	September
	2023	2023
	(Unaudited)
ASSETS
Current assets:
Cash	$996,695	$790,931
Accounts receivable, less allowance for credit losses of $2.3 million at December 2023 and $2.4 million at September 2023	68,822,905	70,878,420
Inventories, net	158,167,362	158,582,816
Income taxes receivable	1,517,687	1,854,484
Prepaid expenses and other current assets	13,926,848	13,564,056
Total current assets	243,431,497	245,670,707

Property and equipment, net	81,730,692	80,607,451
Operating lease right-of-use assets, net	23,345,042	23,173,287
Goodwill	5,778,325	5,778,325
Other intangible assets, net	5,150,510	5,284,935
Other assets	2,936,861	2,914,495
Total assets	$362,372,927	$363,429,200

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$44,059,086	$43,099,326
Accrued expenses	13,788,439	14,922,279
Accrued wages, salaries and bonuses	5,160,357	8,886,529
Current operating lease liabilities	6,019,749	6,063,048
Current maturities of long-term debt	1,972,096	1,955,065
Current mandatorily redeemable non-controlling interest	1,757,236	1,703,604
Total current liabilities	72,756,963	76,629,851

Credit facilities	140,073,953	140,437,989
Deferred income tax liability, net	5,385,163	4,917,960
Long-term operating lease liabilities	17,646,454	17,408,758
Long-term debt, less current maturities	11,167,890	11,675,439
Mandatorily redeemable non-controlling interest, less current portion	7,933,339	7,787,227
Other long-term liabilities	523,157	402,882

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 630,362 shares outstanding at December 2023 and 608,689 shares outstanding at September 2023	9,648	9,431
Additional paid-in capital	32,521,091	30,585,388
Retained earnings	105,627,432	104,846,438
Treasury stock at cost	(31,272,163)	(31,272,163)
Total shareholders’ equity	106,886,008	104,169,094
Total liabilities and shareholders’ equity	$362,372,927	$363,429,200

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Operations
for the three months ended December 31, 2023 and 2022

	For the three months ended December
	2023	2022
Sales (including excise taxes of $138.1 million and $130.3 million, respectively)	$644,959,073	$565,989,507
Cost of sales	601,658,151	531,019,924
Gross profit	43,300,922	34,969,583
Selling, general and administrative expenses	37,258,677	28,379,186
Depreciation and amortization	2,219,168	1,070,886
	39,477,845	29,450,072
Operating income	3,823,077	5,519,511

Other expense (income):
Interest expense	2,311,513	1,694,158
Change in fair value of mandatorily redeemable non-controlling interest	199,744	(54,916)
Other (income), net	(563,141)	(53,532)
	1,948,116	1,585,710
Income from operations before income taxes	1,874,961	3,933,801
Income tax expense	804,000	1,304,800
Net income available to common shareholders	$1,070,961	$2,629,001

Basic earnings per share available to common shareholders	$1.80	$4.52
Diluted earnings per share available to common shareholders	$1.78	$4.46

Basic weighted average shares outstanding	595,623	581,612
Diluted weighted average shares outstanding	603,300	589,881

Dividends paid per common share	$0.18	$0.18

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Shareholders’ Equity
for the three months ended December 31, 2023 and 2022
					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED DECEMBER 2022
Balance, October 1, 2022	917,009	$9,168	(332,220)	$(30,867,287)	$26,903,201	$96,784,353	$92,829,435
Dividends on common stock, $5.18 per share	—	—	—	—	—	(3,200,650)	(3,200,650)
Compensation expense and issuance of stock in connection with equity-based awards	26,263	263	—	—	2,453,953	—	2,454,216
Net income available to common shareholders	—	—	—	—	—	2,629,001	2,629,001
Balance, December 31, 2022	943,272	$9,431	(332,220)	$(30,867,287)	$29,357,154	$96,212,704	$94,712,002

THREE MONTHS ENDED DECEMBER 2023
Balance, October 1, 2023	943,272	$9,431	(334,583)	$(31,272,163)	$30,585,388	$104,846,438	$104,169,094
Dividends on common stock, $0.46 per share	—	—	—	—	—	(289,967)	(289,967)
Compensation expense and issuance of stock in connection with equity-based awards	21,673	217	—	—	1,935,703	—	1,935,920
Net income available to common shareholders	—	—	—	—	—	1,070,961	1,070,961
Balance, December 31, 2023	964,945	$9,648	(334,583)	$(31,272,163)	$32,521,091	$105,627,432	$106,886,008

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Cash Flows
for the three months ended December 31, 2023 and 2022

	December	December
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income available to common shareholders	$1,070,961	$2,629,001
Adjustments to reconcile net income available to common shareholders to net cash flows from (used in) operating activities:
Depreciation	2,084,743	1,028,353
Amortization	134,425	42,533
(Gain) loss on sales of property and equipment	(53,287)	(36,000)
Equity-based compensation	571,137	390,570
Deferred income taxes	467,203	1,145,822
Provision for credit losses	(91,969)	(496,332)
Inventory allowance	30,988	141,087
Change in fair value of mandatorily redeemable non-controlling interest	199,744	(54,916)
Changes in assets and liabilities:
Accounts receivable	2,147,484	8,381,282
Inventories	384,466	(50,699,513)
Prepaid and other current assets	(362,792)	45,110
Other assets	(22,366)	199,411
Accounts payable	1,627,403	(6,602,785)
Accrued expenses and accrued wages, salaries and bonuses	(3,649,088)	(4,794,015)
Other long-term liabilities	120,275	48,921
Income taxes payable and receivable	336,797	158,978
Net cash flows from (used in) operating activities	4,996,124	(48,472,493)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(3,947,143)	(1,455,405)
Proceeds from sales of property and equipment	124,803	36,000
Net cash flows from (used in) investing activities	(3,822,340)	(1,419,405)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	603,650,771	639,488,133
Repayments under revolving credit facilities	(604,014,807)	(589,262,053)
Principal payments on long-term debt	(490,518)	(202,396)
Dividends on common stock	(113,466)	(111,220)
Net cash flows from (used in) financing activities	(968,020)	49,912,464
Net change in cash	205,764	20,566
Cash, beginning of period	790,931	431,576
Cash, end of period	$996,695	$452,142

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$2,235,562	$1,458,843

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$347,891	$28,183
Dividends declared, not paid	176,501	3,089,430
Issuance of common stock in connection with the vesting of equity-based awards	1,296,372	2,044,805

Contacts

Charles J. Schmaderer
AMCON Distributing Company
Ph 402-331-3727